SUBSEQUENT EVENTS	3 Months Ended
Jun. 30, 2011
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

8.       SUBSEQUENT EVENTS

On July 8, 2011, the Company issued 60,000 shares of common stock for $12,000 in cash ($0.20 per share).

On July 20, 2011, the Company issued 333,333 shares of common stock for $38,000 in cash and $12,000 in materials (0.15 per share).

On July 21, 2011, the Company entered into an unsecured promissory note agreement with Francis Stadelman in the amount of $60,000 with interest payable at 8% per annum and due in 90 days.  At the option of the holder, the promissory note may be paid in all or part in cash or common stock of the Company at a fixed price of $0.15 per share.

On August 8, 2011, Paul Thompson Sr., the sole officer and director of the Company, agreed to convert $60,000 of accounts payable – related party and notes payable – related party owing to him into shares of common stock of the Company.